Exhibit 10.1
Satellite Security Corporation
P.O. Box 880263
San Diego, California 92168

Re:           Subscription for $50,000 of Common Stock

To Whom It May Concern:

The following representations and warranties are provided to Satellite Security Corporation (the "Issuer") in connection with the subscription of the undersigned ("Investor") for $50,000 worth of shares of common stock of the Issuer (the "Shares"), which amount of money Investor has delivered to the Issuer.  The Shares shall be issued to Investor by the Issuer from time to time upon written notice provided to the Issuer by Investor (the "Notice").  The Notice must state the dollar amount worth of Shares that Investor then desires to acquire.  Issuer shall promptly cause to be issued to Investor such number of Shares that equals the dollar amount worth of Shares that Investor then desires to acquire divided by the closing price of the common stock of the Issuer on the date Investor provides the Issuer with the Notice.

Investor makes the following representations and warranties with the understanding that the Issuer will rely upon them in its determination of whether the above-described issuances meets the requirements of the "private offering" exemption provided in Section 25102(f) of the California Corporations Code and certain exemptions provided under the Securities Act of 1933, as amended.

1.
The Shares are being purchased by Investor for investment only, for his own account, and not with a view to or for sale in connection with any distribution of the Shares.  Investor will not take, or cause to be taken, any action, which would cause him to be deemed an underwriter with respect to the Shares.

2.
Investor is the sole director and chief executive officer of the Issuer.  Investor has access to such financial, business and other information regarding the Issuer as is necessary in order to evaluate the risks of investing in it.

3.	Investor is experienced in investments such as the one he proposes to make in the Issuer and can afford to lose all of his investment in the Issuer.
4.
By reason of his business and financial experience, Investor is capable of evaluating the risks and benefits of his investment in the Issuer and protecting his interests in connection with the business.

5.	The issuance of the Shares has not been accompanied by the publication of any advertisement.
6.
Investor understands that the certificate(s) evidencing the Shares will be stamped or otherwise imprinted with conspicuous legends in the form set forth on Exhibit A, and that the Shares have not, and will not, be registered under the Securities Act of 1933, as amended, or qualified under the California Securities Law of 1968.  Investor therefore understands that the Shares may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available.

7.	Investor will notify the Issuer immediately of any change in the above information, which occurs before the issuance of Shares to him.

The foregoing representations and warranties are given on September 30, 2007 at San Diego, California

/s/ Zirk Engelbrecht
Zirk Engelbrecht

EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("ACT") AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF CALIFORNIA OR ANY OTHER STATE AND MAY NOT BE OFFERED AND SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLICABLE THERETO. NO SALE OR TRANSFER OF THE SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE OR BLUE SKY LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATELLITE SECURITY CORPORATION

By: /s/ Mr. Zirk Engelbrecht
Mr. Zirk Engelbrecht
Chief Executive Officer
Dated: November 19, 2007